SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                                  April 9, 1997
             -------------------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                           INTERNATIONAL PAPER COMPANY
             -------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



 New York                        1-3157                  13-0872805
--------------                  -----------             ------------------------
(State of                       (Commission             (IRS Employer
Incorporation)                   File)                   Identification Number)


                   Two Manhattanville Road, Purchase, NY 10577
                   -------------------------------------------
                    (Address of Principal executive offices)


                                  914-397-1500
                                 ---------------
                                 (Telephone No.)

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

          N/A

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

          N/A

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

          N/A

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          N/A

ITEM 5. OTHER EVENTS

          The Company announced 1997 first-quarter preliminary and unaudited earnings of $34 million or $.11 a common share versus 1996 first-quarter earnings of $124 million or $.46 a common share.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

          N/A

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          (a) Financial Statements:

               N/A

          (b) Pro Forma Financial Information:

               N/A

          (c) Exhibits

               Press release dated April 8, 1997 announcing preliminary and unaudited earnings for the 1997 first quarter.

ITEM 8. CHANGES IN FISCAL YEAR

               N/A


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  INTERNATIONAL PAPER COMPANY
                                  (Registrant)



Date: April 9, 1997               /S/ CAROL M. BERARDI
       Purchase, NY               -----------------------------
                                  Carol M. Berardi
                                  Assistant Secretary